Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of February 15, 2017 among (i) HIE RETAIL, LLC, a Hawaii limited liability company (“HIE”), (ii) MID PAC PETROLEUM, LLC, a Delaware limited liability company (“Mid Pac” and, together with HIE, collectively, the “Borrowers” and, individually, a “Borrower”), (ii) the Lenders (as defined in the Credit Agreement referenced below) party hereto and (iii) KEYBANK NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).
RECITALS:

A.    The Borrowers, the Administrative Agent and the Lenders are parties to the Credit Agreement, dated as of December 17, 2015 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”).
B.    The Borrowers, the Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement to modify certain provisions thereof.
AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrowers, the Administrative Agent and the Lenders party hereto agree as follows:
Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.
Section 2.     Amendments to the Credit Agreement.
2.1    The definition of “Combined Fixed Charges” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Combined Fixed Charges” means, for any period, as determined on a combined basis and in accordance with GAAP, without duplication, the aggregate of (i) Combined Interest Expense paid or payable in cash during such period, and (ii) scheduled principal payments on Indebtedness of any of the Borrowers and their Subsidiaries due in the twelve months preceding the measurement date.
2.2    Section 6.01(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(d)    ECF Certification. As soon as available and in any event no later than the date that each Compliance Certificate is required to be delivered pursuant to Section 6.01(c), a certificate in form and detail satisfactory to the Administrative Agent, signed by a Financial Officer, demonstrating Excess Cash Flow for such fiscal quarter and including all financial information and calculations required to determine Excess Cash Flow.
2.3    Section 6.01(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(e)    Budgets and Forecasts. Not later than the last day of any fiscal year of the Borrowers and their Subsidiaries, a combined budget in reasonable detail for each fiscal quarter of the following fiscal year, and (if and to the extent prepared by management of the Borrowers or any other Credit Party) for any subsequent fiscal years, as customarily prepared by management for its internal use, setting forth, with appropriate discussion, the forecasted balance sheet, income statement, operating cash flows and capital expenditures of the Borrowers and their Subsidiaries for the period covered thereby, and the principal assumptions upon which forecasts and budget are based.
Section 3.     Effectiveness. The amendments set forth above shall become effective on the date first above written if the following conditions precedent have been satisfied on or before the date of this Amendment (the “Effective Date”):
(a)    this Amendment shall have been executed by the Borrowers, each Subsidiary Guarantor, the Administrative Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and
(b)    the Administrative Agent shall have received all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Administrative Agent, to the extent invoiced on or prior to the Effective Date) in connection with the preparation, negotiation and effectiveness of this Amendment and the other documents being executed or delivered in connection herewith.
Section 4.     Miscellaneous.
4.1    Representations and Warranties. Each Borrower and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    each Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;
(b)    the officers executing this Amendment on behalf of each Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind such Borrower or such Subsidiary Guarantor with respect to the provisions hereof;
(c)    no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment;
(d)    this Amendment constitutes the legal, valid and binding agreement and obligation of each Borrower and each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and
(e)    each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.
4.2    Credit Agreement Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

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4.3    Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:
(a)    consents and agrees to and acknowledges the terms of this Amendment;
(b)    acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or is otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and
(c)    acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Credit Agreement.
4.4    Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.
4.5    Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature or other electronic transmissions, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
4.6    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.7    JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY LOAN DOCUMENT (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER, LC ISSUER OR CREDIT PARTY IN CONNECTION THEREWITH.
[Signature pages follow.]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MID PAC PETROLEUM, LLC, as a Borrower By: /s/ James Matthew Vaughn Name: James Matthew Vaughn Title: Vice President and Secretary
HIE RETAIL, LLC, as a Borrower By: /s/ James Matthew Vaughn Name: James Matthew Vaughn Title: Vice President and Secretary

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The undersigned Subsidiary Guarantor acknowledges the terms of and consents to the foregoing:
MID PAC CS, LLC By: /s/ James Matthew Vaughn Name: James Matthew Vaughn Title: Vice President and Secretary

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KEYBANK NATIONAL ASSOCIATION, as a Lender and the Administrative Agent By: George E. McKean Name: George E. McKean Title: Senior Vice President

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BANK OF HAWAII, as a Lender By: /s/ Rod Peroff Name: Rod Peroff Title: Vice President

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AMERICAN SAVINGS BANK, F.S.B., as a Lender By: /s/ Edward Chin Name: Edward Chin Title: First Vice President

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RAYMOND JAMES BANK, N.A., as a Lender By: /s/ Scott G. Axelrod Name: Scott G. Axelrod Title: Senior Vice President

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CENTRAL PACIFIC BANK, as a Lender By: /s/ Craig Taylor Name: Craig Taylor Title: Senior Vice President

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